UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 24, 2004

RailAmerica, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-20618	65-0328006
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5300 Broken Sound Blvd., N.W., Boca Raton, FL		33487
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code	561-994-6015

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 25, 2004, RailAmerica, Inc.'s (the "Company's") Board of Directors voted to expand the Board of Directors to nine positions, creating two vacancies. On September 24, 2004, the Company's Board of Directors elected Harold R. Curtis to fill one of the vacant positions effective October 1, 2004. Mr. Curtis will serve as an independent (Class II) director until the shareholders meeting in 2006. In addition, he will serve as a member of the Company’s audit committee. On September 30, 2004, the Company issued a press release announcing the election. A copy of the press release is filed with this Form 8-K as exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) The following exhibit is being filed herewith:

Exhibit No. Description
99.1 Press Release, dated September 30, 2004, issued by RailAmerica, Inc. announcing the election of Harold R. Curtis to the Board of Directors, effective October 1, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RailAmerica, Inc. (Registrant)

September 30, 2004	By:	Michael J. Howe

Name: Michael J. Howe
Title: Executive Vice President and Chief Financial Officer (Principal Financial Officer)

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Exhibit Index

Exhibit No.	Description

EX-99.1	Press Release, dated September 30, 2004, issued by RailAmerica, Inc. announcing the election of Harold R. Curtis to the Board of Directors, effective October 1, 2004.